COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Class A (MLOAX), Class C (MLOCX), Class I (MLOIX), Class R (MLORX) and Class Z (MLOZX) Shares

Supplement dated October 30, 2015 to the

Prospectus dated April 1, 2015

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Class A (CPXAX), Class C (CPXCX), Class I (CPXIX), Class R (CPRRX) and Class Z (CPXZX) Shares

COHEN & STEERS REAL ASSETS FUND, INC.

Class A (RAPAX), Class C (RAPCX), Class I (RAPIX), Class R (RAPRX) and Class Z (RAPZX) Shares

Supplement dated October 30, 2015 to the

Prospectus dated May 1, 2015

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Class A (DVFAX), Class C (DVFCX), Class I (DVFIX), Class R (DVFRX) and Class Z (DVFZX) Shares

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Class A (CSUAX), Class C (CSUCX), Class I (CSUIX), Class R (CSURX) and Class Z (CSUZX) Shares

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Class A (CSFAX), Class C (CSFCX), Class I (CSSPX), Class R (GRSRX) and Class Z (CSFZX) Shares

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Class A (CSEIX), Class C (CSCIX), Class I (CSDIX), Class R (CIRRX) and Class Z (CSZIX) Shares

Supplement dated October 30, 2015 to the

Prospectus dated July 1, 2015

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

Class A (CDFAX), Class C (CDFCX), Class I (CDFIX), Class R (CDFRX) and Class Z (CDFZX) Shares

Supplement dated October 30, 2015 to the

Prospectus dated August 15, 2015

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Class A (IRFAX), Class C (IRFCX), Class I (IRFIX), Class R (IRFRX) and Class Z (IRFZX) Shares

Supplement dated October 30, 2015 to the

Prospectus dated October 1, 2015

Effective January 1, 2016, the “How to Purchase, Exchange and Sell Fund Shares – Exchange Privilege” section of the Prospectus is hereby replaced in its entirety:

EXCHANGE PRIVILEGE

You may exchange some or all of your Fund shares for shares of other Cohen & Steers open-end funds, provided that you meet applicable investment minimums. If you exchange Fund shares for shares of another Cohen & Steers open-end fund that imposes sales charges, you must exchange into shares of the same class of such other fund. In computing the holding period for the purposes of the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by the permitted exchange, assuming you exchange into shares of the same class. If you exchange Fund shares for shares of another Cohen & Steers fund that does not impose any sales charges, then that exchange will be subject to any applicable CDSC. Similarly, if you exchange shares of another Cohen & Steers fund that does not impose any sales charges for shares of the Fund, then that exchange will be subject to applicable initial sales charges.

You may, under certain circumstances, exchange Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. You are generally not permitted to exchange into or out of Class R and Class Z shares, except that you may exchange Class R and Class Z shares of one Cohen & Steers open-end fund for Class R shares and Class Z shares of another Cohen & Steers open-end fund or for Class I shares of the same Fund or of a different Cohen & Steers open-end fund, provided that you otherwise meet the requirements for investing in Class I (including the investment minimum). To qualify for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund. In addition, shareholders are advised to consult with their own tax advisors with respect to any tax consequences to them relating to an exchange of Fund shares for shares of a different Cohen & Steers fund. Please speak with your financial intermediary or tax advisor if you have any questions.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See “Additional Information—Tax Considerations.” The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring, and all exchanges are subject to any other limits on sales for or exchanges into that fund. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.

We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or suspend telephone privileges without notice during periods of drastic economic or market changes. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes the shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437-9912.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

MULTIFDPROSUP-1015